EXHIBIT 99.1

First Western Financial, Inc. Announces Cancellation of Proposed Sale

of Los Angeles-Based Fixed Income Team

DENVER, November 1, 2019 -- First Western Financial, Inc. (NASDAQ: MYFW), a financial services  holding company headquartered in Denver, Colorado (“First Western” or “the Company”), announced today that the proposed sale of its Los Angeles-based fixed income portfolio management team (“LA fixed income team”) and certain advisory and sub-advisory arrangements to Lido Advisors, LLC and Oakhurst Advisors, LLC has been cancelled.

Scott C. Wylie, CEO of First Western, said, “The LA fixed income team will continue to operate as part of our Capital Management segment.  As we continue to optimize our cost structure and investment platform, we may evaluate other opportunities to divest the LA fixed income team in a manner that would free up management resources while continuing to provide our clients with full access to this team.”

About First Western Financial, Inc.

First Western is a financial services  holding company headquartered in Denver, Colorado, with operations in Colorado, Arizona, Wyoming and California.  First Western and its subsidiaries provide a fully integrated suite of wealth management services on a private trust bank platform, which includes a comprehensive selection of deposit, loan, trust, wealth planning and investment management products and services.  First Western’s common stock is traded on the NASDAQ Global Select Market under the symbol “MYFW.”

Forward-Looking Statements

Statements in this news release regarding our expectations and beliefs about the proposed sale of the LA fixed income team, our future financial performance and financial condition are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,”

“estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this news release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual events and financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this news release and could cause us to make changes to our future plans. Those risks and uncertainties include, without limitation, our ability to consummate the proposed transaction, the conditions to the completion of the proposed transaction, our ability to complete the proposed transaction on the anticipated schedule or at all, the performance of the LA fixed income team, and general economic conditions. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K (“Form 10-K”) filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2019, and other documents we file with the SEC from time to time. We urge readers of this news release to review the “Risk Factors” section of our Form 10-K and any updates to those risk factors set forth in our subsequent Quarterly Reports on Form 10-Q, current reports on Form 8-K, and our other filings with the SEC. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts:
Financial Profiles, Inc.
Tony Rossi
310-622-8221
MYFW@finprofiles.com
IR@myfw.com